Exhibit 99.3

CONTINUING GUARANTY

(The First American Corporation)

THIS CONTINUING GUARANTY (“Guaranty”) is entered into as February 2, 2007, by THE FIRST AMERICAN CORPORATION, a California corporation (“Guarantor”), in favor of the Administrative Agent, on behalf and for the benefit of the Lenders named in the Credit Agreement and the other Loan Documents (as such terms are defined below).

RECITALS

A. First American Real Estate Solutions LLC, a California limited liability company (the “Borrower”) is entering into a Credit Agreement dated of even date herewith (as the same from time to time hereafter may be amended, modified, supplemented or restated, the “Credit Agreement”) among the Borrower, as borrower, the banks, financial institutions and other institutional lenders from time to time party thereto and referred to as Lenders therein (the “Lenders”), and Wells Fargo Bank, National Association, not in its individual capacity, but in its separate capacity as the Administrative Agent for the benefit of the Lenders (in such latter capacity, the “Administrative Agent”), pursuant to which the Lenders have agreed to extend the Loans to the Borrower on the terms and subject to the conditions set forth in the Credit Agreement and the other Loan Documents.

B. Guarantor, through its wholly-owned subsidiary First American Real Estate Information Services, Inc., being the owner of 80% of the issued and outstanding equity interests in the Borrower, will obtain substantial direct and indirect benefit from the Loans made, extended or maintained by the Lenders to the Borrower under the Credit Agreement.

C. The Lenders are willing to make, extend and maintain the Loans to the Borrower on and after the date of the Credit Agreement, but only upon the condition, among others, that Guarantor shall execute and deliver this Guaranty to the Administrative Agent.

D. To induce, and in consideration of, the agreement of the Lenders to make, extend and maintain the Loans to the Borrower under the Credit Agreement and the other Loan Documents, Guarantor is willing to guaranty the full, complete and final payment by the Borrower of all of the Guaranty Obligations (as defined below), all as further set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Guarantor hereby represents, warrants, covenants and agrees as follows:

Section 1. Definitions. All capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement. Rules of construction set forth in Section 1.02 of the Credit Agreement shall apply to this Guaranty to the same extent as they apply to the Credit Agreement.

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Section 2. Guaranty.

(a) Unconditional Guaranty of Payment. Guarantor hereby irrevocably, absolutely and unconditionally guarantees to the Administrative Agent, on behalf and for the benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt, complete and final payment in cash when due (whether at stated maturity, by acceleration or otherwise) of all Obligations, including, without limitation, the payment of all expenses, including reasonable attorneys’ fees, incurred by the Administrative Agent or any Lender incidental to the collection of the Obligations and the enforcement or protection of the Administrative Agent’s or any Lender’s security interest in the Collateral or any other collateral securing the Guaranty Obligations (as defined below), whether such Obligations are made, incurred or created now or hereafter, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness may be or hereafter become unenforceable. The obligations and covenants to be performed by Guarantor under this Guaranty shall hereinafter be collectively referred to as the “Guaranty Obligations.”

(b) Expenses. Guarantor agrees to pay all out of pocket expenses, including reasonable attorneys fees, incurred by the Administrative Agent and the Lenders in connection with the enforcement of their respective rights under this Guaranty.

(c) Separate Obligations. The Guaranty Obligations of Guarantor arising hereunder are independent of and separate from any and all obligations of Guarantor to the Lenders or the Administrative Agent arising under any other Loan Document executed by Guarantor and delivered to the Lenders or the Administrative Agent.

Section 3. Payments. All payments to be made by Guarantor to the Lenders or the Administrative Agent hereunder shall be made without set-off or counterclaim in lawful money of the United States of America, in immediately available funds, addressed to the Administrative Agent, for the benefit of the Lenders, at the Administrative Agent’s payment office specified in the Credit Agreement and shall be accompanied by a notice from Guarantor stating that such payments are made under this Guaranty.

Section 4. Representations and Warranties. Guarantor hereby represents and warrants to the Administrative Agent for the benefit of the Lenders, as of the date it executes and delivers this Guaranty, as follows:

(a) Organization. Guarantor is duly formed and validly existing under the laws of the State of California and has all requisite power and authority to enter into and perform its obligations under this Guaranty.

(b) Capacity; Due Authorization; Non-Contravention. The execution, delivery and performance by Guarantor of this Guaranty and any other Loan Document executed or to be executed by it have been duly authorized by all necessary action, and do not contravene its organizational documents; and in each case do not:

(1) contravene any contractual restriction under any loan agreement, indenture or other agreement or instrument evidencing any material Indebtedness of Guarantor, including the First American Credit Agreement;

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(2) contravene any material regulation, code, ordinance, order, decree, judgment, injunction, notice or binding agreement issued, promulgated or entered into by any Governmental Authority or arbitrator binding on or affecting Guarantor; or

(3) result in, or require the creation or imposition of, any Lien on any of Guarantor’s properties or assets.

(c) Binding Obligations. This Guaranty, when executed and delivered, constitutes, and each other Loan Document executed by Guarantor will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms, except as enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d) Information. All information with respect to Guarantor set forth in any schedule, certificate or other writing at any time furnished by Guarantor to the Administrative Agent or any Lender, and all other written information at any time furnished by Guarantor to the Administrative Agent or any Lender, is and shall be true and correct in all material respects as of the date furnished.

(e) Authorization; Approval. No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority, or any other Person is required for the execution, delivery, and performance of this Guaranty by Guarantor, except such as have been obtained or made as of the Closing Date and are in full force and effect.

(f) Litigation. To Guarantor’s knowledge, there is no investigation, claim, action, suit or proceeding affecting Guarantor or the Borrower pending or threatened before any court, arbitrator, mediator or Governmental Authority that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a material adverse effect on the ability of Guarantor to perform its obligations under this Guaranty.

(g) Insolvency. The incurrence of the Guaranty Obligations will not cause Guarantor to not be Solvent. For purposes of this Guaranty, “Solvent” shall mean, with respect to any Person, that (1) the amount of the “present fair saleable value” of the assets of such Person, as of such date, exceeds the amount of all “liabilities of such Person, contingent or otherwise,” as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (2) such Person does not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (3) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim,” and (ii) “claim” means any (A) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed,

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contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (B) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

(h) No Default. There is no Default or Event of Default (each as defined therein) existing under the First American Credit Agreement.

Section 5. Absolute Guaranty. Guarantor agrees that the liability hereunder shall be the immediate, direct, and primary obligation of Guarantor, and shall not be contingent upon the Lenders’ or the Administrative Agent’s exercise or enforcement of any remedy they or it may have against either of the Borrower or any other Person or any other guarantor of the Obligations, or against the Collateral or any other collateral securing the Guaranty Obligations. Without limiting the generality of the foregoing, the Guaranty Obligations shall remain in full force and effect without regard to and shall not be impaired or affected by, nor shall Guarantor be exonerated or discharged by, any of the following events:

(a) Insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, liquidation, winding up or dissolution of the Borrower, Guarantor or any other guarantor of the Obligations;

(b) Any limitation, discharge, or cessation of the liability of the Borrower (other than by the final payment in full in cash of the Obligations pursuant to the Credit Agreement), Guarantor or any other guarantor of the Obligations due to any regulation, code, ordinance, order, decree, judgment, injunction, notice or binding agreement issued, promulgated or entered into by any Governmental Authority or arbitrator, or any invalidity or unenforceability in whole or in part of the Loan Documents or any other documents evidencing the Obligations or any other guaranty of the Obligations;

(c) Any merger, acquisition, consolidation or change in structure of the Borrower, Guarantor or any other guarantor of the Obligations or any sale, lease, transfer or other disposition of any or all of the assets or equity interests of the Borrower, Guarantor or any other guarantor of the Obligations;

(d) Any assignment or other transfer, in whole or in part, of any Lender’s or the Administrative Agent’s interests in and rights under this Guaranty, the Credit Agreement or any of the other Loan Documents, including the right to receive payment of the Obligations or the Guaranty Obligations, as the case may be, or any assignment or other transfer, in whole or in part, of any Lender’s or the Administrative Agent’s Lien on or in the Collateral or any other collateral securing the Guaranty Obligations;

(e) Any claim, defense, counterclaim or setoff (other than by the final payment in full in cash of the Obligations pursuant to the Credit Agreement) that the Borrower, Guarantor or any other guarantor of the Obligations may have or assert, including, but not limited to, any defense of incapacity or lack of authority to execute any documents relating to the Obligations, the Guaranty Obligations, the Collateral, or any other collateral securing the Guaranty Obligations;

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(f) Any amendment, modification, renewal, extension, cancellation or surrender of any Loan Document or agreement, document or instrument relating to the Credit Agreement, the Obligations, the Collateral or the Guaranty Obligations or any exchange, release, or waiver of any Collateral or of any other collateral securing the Guaranty Obligations;

(g) Any Lender’s or the Administrative Agent’s exercise or nonexercise of any power, right or remedy with respect to the Obligations, the Collateral, the Guaranty Obligations or any other collateral securing the Guaranty Obligations, including, but not limited to, the compromise, release, settlement or waiver with or of the Borrower, Guarantor or any other Person;

(h) Any Lender’s or the Administrative Agent’s vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy case or similar insolvency proceeding related to the Obligations, the Collateral, the Guaranty Obligations or any other collateral securing the Guaranty Obligations; and

(i) Any impairment or invalidity of the Collateral, or any other collateral securing the Guaranty Obligations or any failure to perfect any of the Administrative Agent’s or any Lender’s Liens thereon or therein.

Section 6. Further Assurances. Guarantor agrees, at any time, and from time to time, at the expense of Guarantor, that Guarantor shall promptly execute and deliver all further instruments, and take all further action that may be necessary or that the Administrative Agent may otherwise reasonably request, in order to enable the Administrative Agent or any Lender to exercise and enforce its rights and remedies hereunder with respect to any of the Guaranty Obligations.

Section 7. Independent Analysis. Guarantor acknowledges that it has, independently of and without reliance on the Lenders or the Administrative Agent, made its own credit analysis of the Borrower and the Collateral granted to the Administrative Agent or any Lender under the Loan Documents, performed its own legal review of this Guaranty, the Loan Documents and all related filings, and is not relying on the Lenders or the Administrative Agent with respect to any of the aforesaid items. Guarantor has established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to the Borrower’s financial condition and the value of the Collateral and status of the Administrative Agent’s or any Lender’s Lien on or in such property or assets. Guarantor shall keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor’s risks hereunder, and Guarantor further agrees that neither the Administrative Agent nor any Lender shall have any obligation to disclose to Guarantor information or material with respect to the Borrower or the Collateral acquired in the course of its relationship with the Borrower. Guarantor acknowledges that neither the Administrative Agent nor any Lender has made any representation, express or implied, with respect to the Collateral or its interest in, or the priority or perfection of the Administrative Agent’s or any Lender’s Lien on and in, the Collateral. Guarantor acknowledges that its obligation hereunder will not be affected by (a) the Administrative Agent’s or any Lender’s failure properly to create a Lien on or in the Collateral, or any of it, (b) the Administrative Agent’s or any Lender’s failure to create or maintain a priority with respect to the Lien purported to be created in the Collateral, or

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any of it, or (c) any act of or omission by the Lenders or the Administrative Agent (whether negligent or otherwise) which adversely affects the value of the Collateral or the Administrative Agent’s or any Lender’s Lien thereon or therein or the priority of such Lien.

Section 8. Tolling of Statute of Limitations. Guarantor agrees that any payment or performance of any of the Obligations or other acts which tolls any statute of limitations applicable to the Obligations shall also toll the statute of limitations applicable to Guarantor’s liability under this Guaranty to the extent permitted by law.

Section 9. Waivers.

(a) Guarantor hereby expressly waives (1) diligence, presentment, demand for payment, protest or the enforcement of this Guaranty; (2) discharge due to any disability of the Borrower or any other guarantor of the Obligations; (3) any defenses of the Borrower to obligations under the Loan Documents not arising under the express terms of the Loan Documents or from a material breach thereof by any Lender or the Administrative Agent which under applicable law has the effect of discharging the Borrower from the Obligations as to which this Guaranty is sought to be enforced; (4) the benefit of any act or omission by any Lender or the Administrative Agent which directly or indirectly results in or aids the discharge of the Borrower from any of the Obligations by operation of law or otherwise; (5) all notices whatsoever, including notice of acceptance of this Guaranty and the incurring of the Obligations; and (6) any requirement that any Lender or the Administrative Agent exhaust any right, power or remedy or proceed against the Borrower, the Collateral, or any other collateral security for, or any other guarantor of, or any other Person liable for, any of the Obligations, or any portion thereof.

(b) Guarantor specifically agrees that it shall not be necessary or required, and Guarantor shall not be entitled to require, that the Lenders or the Administrative Agent (1) file suit or proceed to assert or obtain a claim for personal judgment against the Borrower, for all or any part of the Obligations; (2) make any effort at collection or enforcement of all or any part of the Obligations from the Borrower; (3) foreclose against or seek to realize upon the Collateral or any other collateral security now or hereafter existing for all or any part of the Obligations; (4) file suit or proceed to obtain or assert a claim for personal judgment against Guarantor or any other guarantor or other Person liable for all or any part of the Obligations; (5) exercise or assert any other right or remedy to which any Lender or the Administrative Agent is or may be entitled in connection with the Obligations or any collateral security or guaranty relating thereto to assert; or (6) file any claim against assets of the Borrower before or as a condition to enforcing the liability of Guarantor under this Guaranty.

(c) Without limiting the generality of the foregoing, Guarantor expressly waives, to the extent permitted by law, the benefit of California Civil Code Sections 2787 through and including Section 2855, including, without limitation, Sections 2809, 2810, 2819, 2839, 2845, 2847, 2848, 2849, 2850, and California Civil Code Sections 1432 and 2899.

Section 10. Continuing Guaranty. This Guaranty shall be a continuing guaranty and shall remain in effect until the Obligations have been finally paid in full in cash. Guarantor or any other guarantor of all or any part of the Obligations may be released without affecting the liability of any other guarantor of the Obligations.

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Section 11. Subrogation. No payment or performance hereunder by Guarantor shall entitle Guarantor to subrogation to the rights of any Lender, the Administrative Agent or any other Person to any of the Obligations or to any payment or performance by the Borrower, except after the final payment in full in cash of the Obligations and the termination of all commitments of the Lenders under the Loan Documents to extend further credit. Upon such payment in full in cash of the Obligations and the termination of all commitments of the Lender to extend further credit, Guarantor shall be entitled to exercise, by way of subrogation, all rights and remedies of the Lenders and the Administrative Agent in respect of the Obligations. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been finally paid in full in cash, such amount shall be held by Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of Guarantor, and shall, forthwith upon receipt by Guarantor, be turned over to the Administrative Agent in the exact form received by Guarantor (duly indorsed by Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as specified in the Credit Agreement.

Section 12. Reinstatement. Notwithstanding any provision of the Credit Agreement to the contrary, the liability of Guarantor hereunder shall be reinstated and revived and the rights of the Lenders and the Administrative Agent shall continue if and to the extent that for any reason any payment by or on behalf of the Borrower is rescinded or must be otherwise restored by any Lender or the Administrative Agent, whether as a result of any proceedings in bankruptcy or reorganization or otherwise (and whether as a result of any demand, settlement, litigation, or otherwise), all as though such amount had not been paid. The determination as to whether any such payment must be rescinded or restored shall be made by the Administrative Agent in its sole discretion; provided, however, that if the Administrative Agent chooses to contest any such matter at the request of Guarantor, Guarantor shall indemnify and hold harmless the Lenders and the Administrative Agent from all costs and expenses (including reasonable attorneys’ fees) of such litigation. To the extent any payment is rescinded or restored, the Obligations shall be revived in full force and effect without reduction or discharge for that payment.

Section 13. No Waiver; Amendments. No failure on the part of the Lenders or the Administrative Agent to exercise, no delay in exercising and no course of dealing with respect to any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. This Guaranty may not be amended or modified except by written agreement between Guarantor and the Administrative Agent, on behalf and for the benefit of the Lenders, and no consent or waiver hereunder shall be valid unless in writing and signed by the Administrative Agent, on behalf and for the benefit of the Lenders.

Section 14. Notices. The Administrative Agent shall provide Guarantor with a copy of any notice of default to the Borrower as provided under the Credit Agreement; provided, however, that the failure of the Administrative Agent to provide such notice to Guarantor will not exonerate Guarantor of any obligations under this Guaranty. Except as otherwise provided

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herein, any notice or other communication herein required or permitted to be given shall be in writing and may be delivered in person, with receipt acknowledged, or sent by facsimile, electronic mail transmission or by United States mail, registered or certified, return receipt requested, postage prepaid and addressed as follows:

If to Guarantor:	The First American Corporation
1 First American Way
Santa Ana, CA 92707
Attention: General Counsel
Telephone No.: (714) 250-3398
Facsimile No.: (714) 250-3325

with a copy to:

The First American Corporation
1 First American Way
Santa Ana, CA 92707
Attention: Treasurer
Telephone No.: (714) 250-3858
Facsimile No.: (714) 250-3325

If to the Administrative Agent on behalf of itself or the Lenders:	Wells Fargo Bank, National Association
US Corporate Banking
Mail Code A0112-101
550 California Street, 10th floor
San Francisco CA 94104
Attention: Sandra Luna-Velado, Assistant Vice President
Telephone No.: (415) 222-6720
Facsimile No.: (415) 399-8771

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three Business Days after the same shall have been deposited in the United States mail.

Section 15. Entire Agreement. This Guaranty, together with the other Loan Documents to which Guarantor is party, constitutes and contains the entire agreement of the parties hereto and supersedes any and all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications between Guarantor and the Lenders and the Administrative Agent, whether written or oral, respecting the subject matter hereof.

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Section 16. Severability. If any provision of this Guaranty is held to be unenforceable under applicable law for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of Guarantor and the Lenders and the Administrative Agent to the extent possible. In any event, all other provisions of this Guaranty shall be deemed valid and enforceable to the full extent possible under applicable law.

Section 17. Subordination of Indebtedness. Any indebtedness or other obligation of the Borrower now or hereafter held by or owing to Guarantor is hereby subordinated in right of payment to all obligations of the Borrower to the Lenders and the Administrative Agent.

Section 18. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent and the Lenders, after obtaining the prior written consent of the Administrative Agent, are hereby authorized at any time and from time to time, without notice to Guarantor (any such notice being expressly waived by Guarantor), to set off against the Guaranty Obligations any deposits (including general, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or any of their affiliates to or for the credit of the account of Guarantor against the Guaranty Obligations of Guarantor to Administrative Agent and the Lenders now or hereafter existing irrespective of whether or not the Lenders or the Administrative Agent shall have made any demand under this Guaranty, the Credit Agreement or any of the other Loan Documents, and although such obligations may be unmatured. The rights of the Lenders and the Administrative Agent under this Section 18 are in addition to all other rights and remedies (including, without limitation, other rights of set-off) which the Lenders and the Administrative Agent may have. Guarantor grants to the Administrative Agent for itself and for the benefit of the Lenders, a security interest in any and all such deposit accounts as security for satisfaction of the foregoing obligations, provided that such security interest shall not preclude Guarantor from withdrawing funds in the ordinary course from any such account prior to the occurrence and during the continuation of an Event of Default.

Section 19. Indemnity. In addition to and without limiting or impairing in any manner whatsoever Guarantor’s other obligations under this Guaranty, Guarantor agrees to indemnify the Lenders and the Administrative Agent, and each of them, from and against any and all claims, losses and liabilities growing out of or resulting from this Guaranty (including, without limitation, enforcement of this Guaranty), except claims, losses or liabilities resulting from such Person’s gross negligence or willful misconduct as determined by the final non-appealable decision of a court having appropriate jurisdiction.

Section 20. Successors and Assigns. This Guaranty shall be binding upon and inure to the benefit of Guarantor, the Lenders and the Administrative Agent and their respective successors and assigns, except that Guarantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of each of the Lenders.

Section 21. Governing Law. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF

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CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

Section 22. Waiver of Specific Rights. GUARANTOR HEREBY IRREVOCABLY WAIVES AND RELEASES ANY AND ALL RIGHTS IT MAY HAVE AT ANY TIME (WHETHER ARISING DIRECTLY OR INDIRECTLY, BY OPERATION OF LAW, CONTRACT OR OTHERWISE) TO REQUIRE THE MARSHALING OF ANY ASSETS OF THE BORROWER, WHICH RIGHT OF MARSHALING MIGHT OTHERWISE ARISE FROM ANY SUCH PAYMENTS MADE OR OBLIGATIONS PERFORMED.

IF ANY AMOUNT SHALL BE PAID TO GUARANTOR IN VIOLATION OF THE PRECEDING SENTENCE AND THE GUARANTY OBLIGATIONS SHALL NOT HAVE BEEN PAID IN FULL, SUCH AMOUNT SHALL BE DEEMED TO HAVE BEEN PAID TO GUARANTOR FOR THE BENEFIT OF, AND HELD IN TRUST FOR THE BENEFIT OF, THE LENDERS AND THE ADMINISTRATIVE AGENT AND SHALL FORTHWITH BE PAID TO THE ADMINISTRATIVE AGENT TO BE CREDITED AND APPLIED UPON THE GUARANTY OBLIGATIONS, WHETHER MATURED OR UNMATURED, IN ACCORDANCE WITH THE TERMS OF THE CREDIT AGREEMENT.

Section 23. Judicial Reference. The parties hereto desire that their disputes be resolved by a judge or retired judge applying the applicable law. Therefore, the parties hereto agree to refer, for a complete and final adjudication, any and all issues of fact or law involved in any litigation or proceeding (including all discovery and law and motion matters, pretrial motions, trial matters, and post-trial motions (e.g., motions for reconsideration, new trial and to tax costs, attorney fees and prejudgment interest)) up to and including final judgment, brought to resolve any dispute (whether sounding in contract, tort, under any statute, or otherwise) the parties arising out of, connected with, or related or incidental to the relationship established between the parties in connection with this Guaranty, the other Loan Documents or the transactions related hereto and thereto, to a judicial referee who shall be appointed under a general reference pursuant to California Code of Civil Procedure Section 638. The referee’s decision would stand as the decision of the court, with judgment to be entered on his statement of decision in the same manner as if the action had been tried by the court. The parties shall select a single neutral referee, who shall be a retired state or federal judge with at least five years of judicial experience in civil matters. In the event that the parties cannot agree upon a referee, the referee shall be appointed by the court. Guarantor shall bear the fees and expenses of the referee unless the referee otherwise provides in the statement of decision. Each party agrees that any party to this Guaranty may file an original counterpart or a copy of this Section 23 with any court as written evidence of the consent of the signatories hereto to the reference to a judicial referee as provided above.

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IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date first written above.

GUARANTOR:	THE FIRST AMERICAN CORPORATION,
a California corporation

	By:	/s/ Parker S. Kennedy
	Printed Name:	Parker S. Kennedy
	Title:	Chief Executive Officer